KEMPER VALUE SERIES, INC.
                      Kemper-Dreman High Return Equity Fund
                         SUPPLEMENT TO THE STATEMENT OF
                          ADDITIONAL INFORMATION DATED
                                FEBRUARY 1, 2000
                           --------------------------



Performance figures for Class B and C shares of the Fund for the period September 11, 1995 to November 30, 1999 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period March 18, 1988 to September 11, 1995 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund, adjusted as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER-DREMAN HIGH RETURN EQUITY FUND-- AS OF NOVEMBER 30,
1999*

AVERAGE ANNUAL          Class                  Class                    Class
TOTAL RETURNS          A Shares               B Shares                C Shares
-------------          --------               --------                --------

Life of Class (+)        15.79%                 15.74%                  16.09%
Ten Years                15.27%                 14.89%                  14.99%
Five Years               18.71%                 18.82%                  19.12%
One Year                -14.12%                -12.18%                  -9.60%


(+) Since March 18, 1988 for class A shares. Since September 11, 1995 for Class B and Class C shares.

* Because Class B and C shares were not introduced until September 11, 1995, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, March 18, 1988 through September 11, 1995. Actual performance of Class B and C shares is shown beginning September 11, 1995.

















September 29, 2000